UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  July 13 2005

                          ----------------------------

                               CHISTE CORPORATION
               (Exact name of registrant as specified in charter)

                                     Nevada
         (State or other Jurisdiction of Incorporation or Organization)

        (Commission File Number)                           (IRS Employer
                                                          Identification No.)
                0-32065

                              1801 Route 51 South
                            Jefferson Hills, PA 15025
              (Address of Principal Executive Offices and zip code)

                                 (412) 405-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future  results,  performance  or  achievements  expressed  or  implied  by  any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01 Changes in Registrant's Certifying Accountant.

      (a) On July 6, 2005, Chiste Corporation (the "Company") dismissed Epstein Weber & Conover, PLC as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

      The report of Epstein Weber & Conover, PLC on the Company's financial statements for the fiscal year ended March 31, 2005 did not contain an adverse opinion or disclaimer of opinion. However, the report was modified due to an uncertainty about the Company's ability to continue as a going concern. During the Company's fiscal year ended March 31, 2005 and any subsequent interim period preceding the termination, there were no disagreements with Epstein Weber & Conover, PLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Epstein Weber & Conover, PLC would have caused Epstein Weber & Conover, PLC to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

      The Company requested that Epstein Weber & Conover, PLC furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by Epstein Weber & Conover, PLC in response to that request, dated July 13, 2005, is filed as Exhibit 16.2 to this Form 8-K

      (b) On July 7, 2005, Goldstein Golub Kessler LLP ("GGK") was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of GGK, the Company has not consulted with GGK regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. None.

      (b)   Pro forma financial information. None

      (c)   Exhibits.

      Exhibit Number     Description

            16.1 Letter from Epstein Weber & Conover, PLC dated July 8, 2005 regarding change in certifying accountant.*

            16.2 Letter from Epstein Weber & Conover, PLC dated July 13, 2005 regarding change in certifying accountant.

*     Previously filed.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Chiste Corporation
                                       (Registrant)

Date:  July 13, 2005                   By: /S/ Joshua Tosteson
                                           Joshua Tosteson, President

                                  EXHIBIT INDEX

      Exhibit Number     Description

            16.1 Letter from Epstein Weber & Conover, PLC dated July 8, 2005 regarding change in certifying accountant.*

            16.2 Letter from Epstein Weber & Conover, PLC dated July 13, 2005 regarding change in certifying accountant.

      *     Previously filed.